Exhibit 99.3
Consolidated Balance Sheets
(dollars in millions)

	12-31-10	9-30-10	12-31-09
Assets
Loans	$50,107	$51,354	$58,770
Loans held for sale	467	637	443
Securities available for sale	21,933	21,241	16,641
Held-to-maturity securities	17	18	24
Trading account assets	985	1,155	1,209
Short-term investments	1,344	1,871	1,743
Other investments	1,358	1,405	1,488

Total earning assets	76,211	77,681	80,318
Allowance for loan losses	(1,604)	(1,957)	(2,534)
Cash and due from banks	278	823	471
Premises and equipment	908	888	880
Operating lease assets	509	563	716
Goodwill	917	917	917
Other intangible assets	21	39	50
Corporate-owned life insurance	3,167	3,145	3,071
Derivative assets	1,006	1,258	1,094
Accrued income and other assets	3,876	3,936	4,096
Discontinued assets	6,554	6,750	4,208

Total assets	$91,843	$94,043	$93,287

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$27,066	$26,350	$24,341
Savings deposits	1,879	1,856	1,807
Certificates of deposit ($100,000 or more)	5,862	6,850	10,954
Other time deposits	8,245	9,014	13,286

Total interest-bearing deposits	43,052	44,070	50,388
Noninterest-bearing deposits	16,653	16,275	14,415
Deposits in foreign office — interest-bearing	905	1,073	768

Total deposits	60,610	61,418	65,571
Federal funds purchased and securities sold under repurchase agreements	2,045	2,793	1,742
Bank notes and other short-term borrowings	1,151	685	340
Derivative liabilities	1,142	1,330	1,012
Accrued expense and other liabilities	1,931	1,862	2,007
Long-term debt	10,592	11,443	11,558
Discontinued liabilities	2,998	3,124	124

Total liabilities	80,469	82,655	82,354

Equity
Preferred stock, Series A	291	291	291
Preferred stock, Series B	2,446	2,442	2,430
Common shares	946	946	946
Common stock warrant	87	87	87
Capital surplus	3,711	3,710	3,734
Retained earnings	5,557	5,287	5,158
Treasury stock, at cost	(1,904)	(1,914)	(1,980)
Accumulated other comprehensive income (loss)	(17)	285	(3)

Key shareholders’ equity	11,117	11,134	10,663
Noncontrolling interests	257	254	270

Total equity	11,374	11,388	10,933

Total liabilities and equity	$91,843	$94,043	$93,287

Common shares outstanding (000)	880,608	880,328	878,535

Consolidated Statements of Income
(dollars in millions, except per share amounts)

	Three months ended			Twelve months ended
	12-31-10	9-30-10	12-31-09	12-31-10	12-31-09
Interest income
Loans	$617	$649	$749	$2,653	$3,194
Loans held for sale	4	4	6	17	29
Securities available for sale	170	170	150	644	460
Held-to-maturity securities	—	1	—	2	2
Trading account assets	8	8	12	37	47
Short-term investments	1	1	3	6	12
Other investments	11	11	13	49	51

Total interest income	811	844	933	3,408	3,795

Interest expense
Deposits	124	147	246	671	1,119
Federal funds purchased and securities sold under repurchase agreements	2	1	1	6	5
Bank notes and other short-term borrowings	3	4	3	14	16
Long-term debt	53	52	53	206	275

Total interest expense	182	204	303	897	1,415

Net interest income	629	640	630	2,511	2,380
Provision for loan losses	(97)	94	756	638	3,159

Net interest income (expense) after provision for loan losses	726	546	(126)	1,873	(779)

Noninterest income
Trust and investment services income	108	110	117	444	459
Service charges on deposit accounts	70	75	82	301	330
Operating lease income	42	41	52	173	227
Letter of credit and loan fees	51	61	52	194	180
Corporate-owned life insurance income	42	39	36	137	114
Net securities gains (losses) (a)	12	1	1	14	113
Electronic banking fees	31	30	27	117	105
Gains on leased equipment	6	4	15	20	99
Insurance income	12	15	16	64	68
Net gains (losses) from loan sales	29	18	(5)	76	(1)
Net gains (losses) from principal investing	(6)	18	80	66	(4)
Investment banking and capital markets income (loss)	63	42	(47)	145	(42)
Gain from sale/redemption of Visa Inc. shares	—	—	—	—	105
Gain (loss) related to exchange of common shares for capital securities	—	—	—	—	78
Other income	66	32	43	203	204

Total noninterest income	526	486	469	1,954	2,035

Noninterest expense
Personnel	365	359	400	1,471	1,514
Net occupancy	70	70	67	270	259
Operating lease expense	28	40	50	142	195
Computer processing	45	46	49	185	192
Business services and professional fees	56	41	63	176	184
FDIC assessment	27	27	37	124	177
OREO expense, net	10	4	25	68	97
Equipment	26	24	25	100	96
Marketing	22	21	22	72	72
Provision (credit) for losses on lending-related commitments	(26)	(10)	27	(48)	67
Intangible assets impairment	—	—	—	—	241
Other expense	121	114	106	474	460

Total noninterest expense	744	736	871	3,034	3,554

Income (loss) from continuing operations before income taxes	508	296	(528)	793	(2,298)
Income taxes	172	85	(347)	186	(1,035)

Income (loss) from continuing operations	336	211	(181)	607	(1,263)
Income (loss) from discontinued operations, net of taxes	(13)	15	(7)	(23)	(48)

Net income (loss)	323	226	(188)	584	(1,311)
Less: Net income (loss) attributable to noncontrolling interests	3	7	36	30	24

Net income (loss) attributable to Key	$320	$219	$(224)	$554	$(1,335)

Income (loss) from continuing operations attributable to Key common shareholders	$292	$163	$(258)	$413	$(1,581)
Net income (loss) attributable to Key common shareholders	279	178	(265)	390	(1,629)

Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.33	$.19	$(.30)	$.47	$(2.27)
Income (loss) from discontinued operations, net of taxes	(.02)	.02	(.01)	(.03)	(.07)
Net income (loss) attributable to Key common shareholders	.32	.20	(.30)	.45	(2.34)

Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.33	$.19	$(.30)	$.47	$(2.27)
Income (loss) from discontinued operations, net of taxes	(.02)	.02	(.01)	(.03)	(.07)
Net income (loss) attributable to Key common shareholders	.32	.20	(.30)	.44	(2.34)

Cash dividends declared per common share	$.01	$.01	$.01	$.04	$.0925

Weighted-average common shares outstanding (000)	875,501	874,433	873,268	874,748	697,155
Weighted-average common shares and potential common shares outstanding (000) (b)	900,263	874,433	873,268	878,153	697,155

(a)	For the three months ended December 31, 2010, September 30, 2010 and December 31, 2009, Key did not have any impairment losses related to securities.

(b)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.